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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-91639, 333-91631, 333-91623, and 333-65138 on Form S-8 and Nos. 333-51146,
333-73168 and 333-81646 on Form S-3 of our report dated February 4, 2002 (March 9, 2002 as to Note 15), appearing in this Transition Report on Form 10-K of Expedia, Inc. and subsidiaries for the six-month period ended December 31, 2001.

/s/ Deloitte & Touche LLP

Seattle, Washington
April 1, 2002